EXHIBIT 99.1

For Immediate Release

ROCKY MOUNTAIN CHOCOLATE FACTORY, INC. ANNOUNCES FOURTH

QUARTER CASH DIVIDEND OF $0.12 PER SHARE

DURANGO, Colorado (February 18, 2020) -- Rocky Mountain Chocolate Factory, Inc. (Nasdaq: RMCF), (the “Company”) which franchises gourmet chocolate and confection stores and manufactures premium chocolates and other confectionery products, today announced that its Board of Directors has declared a fourth quarter cash dividend of $0.12 per common share outstanding. The cash dividend will be payable March 13, 2020 to shareholders of record at the close of business February 28, 2020.

About Rocky Mountain Chocolate Factory, Inc.

Rocky Mountain Chocolate Factory, Inc., headquartered in Durango, Colorado, is an international franchiser of gourmet chocolate, confection and self-serve frozen yogurt stores and a manufacturer of an extensive line of premium chocolates and other confectionery products. As of February 14, 2020 the Company, its subsidiaries and its franchisees operated 425 Rocky Mountain Chocolate Factory and self-serve frozen yogurt stores in 37 states, Canada, South Korea, Qatar, the Republic of Panama and The Republic of the Philippines. The Company’s common stock is listed on the Nasdaq Global Market under the symbol “RMCF.”

Certain statements in this press release are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are intended to come within the safe harbor protection provided by those sections. These statements involve risks and uncertainties. The nature of the Company’s operations and the environment in which it operates subjects it to changing economic, competitive, regulatory and technological conditions, risks and uncertainties. The statements, other than statements of historical fact, included in this press release are forward-looking statements. Many of the forward-looking statements contained in this press release may be identified by the use of forward-looking words such as "will," "intend," "believe," "expect," "anticipate," "should," "plan," "estimate," "potential," or similar expressions. Factors which could cause results to differ include, but are not limited to: achievement of the anticipated potential benefits of the strategic alliance with Edible Arrangements, the Company’s ability to provide products to Edible Arrangements under the strategic alliance, changes in the confectionery business environment, seasonality, consumer interest in the Company’s products, general economic conditions, the success of the Company’s frozen yogurt business, receptiveness of the Company’s products internationally, consumer and retail trends, costs and availability of raw materials, competition, the success of the Company’s co-branding strategy, the success of international expansion efforts and the effect of government regulations. Government regulations which the Company and its franchisees either are or may be subject to and which could cause results to differ from forward-looking statements include, but are not limited to: local, state and federal laws regarding health, sanitation, safety, building and fire codes, franchising, employment, manufacturing, packaging and distribution of food products and motor carriers. For a detailed discussion of the risks and uncertainties that may cause the Company’s actual results to differ from the forward-looking statements contained herein, please see the “Risk Factors” contained in Item 1A. of the Company’s Annual Report on Form 10-K for the fiscal year ended February 28, 2019, as amended. These forward-looking statements apply only as of the date hereof. As such they should not be unduly relied upon for more current circumstances. Except as required by law, the Company undertakes no obligation to release publicly any revisions to these forward-looking statements that might reflect events or circumstances occurring after the date of this press release or those that might reflect the occurrence of unanticipated events.

For Further Information, Contact

Rocky Mountain Chocolate Factory, Inc. (970) 375-5678